                                                                   EXHIBIT  99.4

QUAARTZ,  INC.
(A  DEVELOPMENT  STAGE  COMPANY)

UNAUDITED  INTERIM  CONSOLIDATED  FINANCIAL  STATEMENTS
MARCH  31,  2001  AND  2000

QUAARTZ,  INC.  (A DEVELOPMENT STAGE COMPANY)  CONSOLIDATED BALANCE SHEET


                                                                    UNAUDITED
                                                                    MARCH 31,
                                                                      2001
                                                                  -------------
ASSETS

  Cash and cash equivalents                                       $     36,522
  Accounts receivable                                                   37,182
  Prepaid expenses and other current assets                            349,704
                                                                  -------------
      Total current assets                                             423,408

Property and equipment, net                                            890,243
Capitalized software, net                                              913,999
Intangible assets, net                                               2,620,381
Other assets                                                           232,984
                                                                  -------------

      Total assets                                                $  5,081,015
                                                                  =============

LIABILITIES, REDEEMABLE CONVERTIBLE PREFERRED STOCK
AND STOCKHOLDERS' DEFICIT
Current liabilities:
  Accounts payable                                                $    445,319
  Accrued liabilities                                                1,509,048
  Notes payable, current                                             4,300,000
  Deferred revenue                                                      22,000
  Capital lease obligations, current                                    41,920
                                                                  -------------
      Total current liabilities                                      6,318,287

Notes payable, long-term                                             3,500,000
Capital lease obligations, long-term                                    11,253
                                                                  -------------
                                                                     9,829,540
                                                                  -------------

Commitments and contingencies (Note 8)

Redeemable Convertible Preferred Stock
  Authorized:30,000,000 shares; designated: 22,500,200 shares;
                                                                  -------------
   issued and outstanding: 22,005,542 shares.                        9,066,519
                                                                  -------------


Stockholders' deficit:
  Common stock                                                          24,147
  Authorized:95,000,000 shares;
   issued and outstanding: 24,247,912 shares.
  Additional paid-in capital                                        10,287,660
  Deferred stock based compensation                                 (5,453,874)
  Deficit accumulated during the development stage                 (18,672,977)
                                                                  -------------
      Total stockholders' deficit                                  (13,815,044)
                                                                  -------------

      Total liabilities, redeemable convertible preferred stock
        and stockholders' deficit                                 $  5,081,015
                                                                  =============

THE  ACCOMPANYING  NOTES  ARE  AN  INTEGRAL  PART  OF  THE  UNAUDITED  INTERIM
CONSOLIDATED  FINANCIAL  STATEMENTS.


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
QUAARTZ  INCORPORATED
A  DEVELOPMENT  STAGE  COMPANY)
NOTES  TO  CONSOLIDATED  FINANCIAL  STATEMENTS
----------------------------------------------------------------------------------------------------------------------------------

QUAARTZ, INC. ( A DEVELOPMENT STAGE COMPANY ) CONSOLIDATED STATEMENTS OF OPERATIONS

                                                                                                 UNAUDITED
                                                                      -----------------------------------------------------------
                                                                          PERIOD  FROM          PERIOD  FROM        PERIOD FROM
                                                                           OCTOBER 1,            OCTOBER 1,          APRIL 30,
                                                                              2000                  1999           1999 (DATE OF
                                                                             THROUGH               THROUGH       INCEPTION) THROUGH
                                                                             MARCH 31,            MARCH 31,          MARCH 31,
                                                                              2001                  2000                2001
Net revenue                                                           $           109,448   $            282,239   $   1,564,776
Cost of revenue (including stock-based compensation
  of $171,877, $172,044 and $595,864 respectively)                                539,011              1,137,299       3,446,017
                                                                      --------------------  ---------------------  --------------

Gross loss                                                                       (429,563)              (855,060)     (1,881,241)

Operating expenses:
  Research and development (including stock-based
    compensation of $171,277, $106,714 and $436,403 respectively)                 938,974              1,419,981       3,370,666
  Sales and marketing (including stock-based
    compensation of $0, $6,406 and $3,731, respectively)                          226,391                454,115       1,621,338
  General and administrative (including stock-based
    compensation of $600,108, $438,802 and $1,606,843, respectively)            2,003,330              2,231,154       6,713,812
  Amortization of intangible assets                                               748,680                511,377       2,145,774
  Impairment of acquired technology                                                     -                      -       1,370,369
      Total operating expenses                                                  3,917,375              4,616,627      15,221,959
                                                                      --------------------  ---------------------  --------------

Loss from operations                                                           (4,346,938)            (5,471,687)    (17,103,200)

Other income (expense):
  Interest income                                                                   1,448                  8,061          41,689
  Interest expense                                                               (689,983)              (256,950)     (1,611,569)
                                                                      --------------------  ---------------------  --------------
Net loss and comprehensive loss                                       $        (5,035,473)  $         (5,720,576)  $ (18,673,080)
                                                                      ====================  =====================  ==============

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE UNAUDITED INTERIM CONSOLIDATED FINANCIAL STATEMENTS.

QUAARTZ  INCORPORATED
A  DEVELOPMENT  STAGE  COMPANY)
NOTES  TO  CONSOLIDATED  FINANCIAL  STATEMENTS
----------------------------------------------------------------------------------------------------------------------

QUAARTZ, INC. (A DEVELOPMENT STAGE COMPANY) CONSOLIDATED STATEMENTS OF CASHFLOWS

                                                                             UNAUDITED
                                                       -------------  --------------------  -------------------------
                                                        PERIOD FROM       PERIOD FROM              PERIOD FROM
                                                        OCTOBER 1,         OCTOBER 1,               APRIL 30,
                                                           2000               1999           1999 (DATE OF INCEPTION
                                                          THROUGH           THROUGH             INCEPTION) THROUGH
                                                          MARCH 31,         MARCH 31,               MARCH 31,
                                                           2001               2000                    2001
CASH FLOWS FROM OPERATING ACTIVITIES:
  Net loss                                             $ (5,035,473)  $        (5,720,576)  $            (18,673,080)
  Adjustments to reconcile net loss to net cash
    used in operating activities:
      Non-cash interest expense                             548,730               245,408                  1,401,833
      Depreciation and amortization                       1,250,692               772,053                  3,367,597
      Impairment of acquired technology                           -                     -                  1,370,369
      Stock-based compensation                              943,261               723,966                  2,642,840
      Changes in current assets and liabilities:
        Accounts receivable                                 240,857              (716,869)                   (37,182)
        Prepaid expenses and other current assets            89,361              (196,895)                    (1,395)
        Deferred revenue                                     22,000                     -                     22,000
        Other assets                                         (1,223)               22,038                   (232,984)
        Accounts payable                                    (80,634)              872,285                    445,422
        Accrued liabilities                                 930,556               325,864                  1,509,048
                                                       -------------  --------------------  -------------------------
            Net cash used in operating activities        (1,091,873)           (3,672,726)                (8,185,532)
                                                       -------------  --------------------  -------------------------

CASH FLOWS FROM INVESTING ACTIVITIES:
  Acquisition of the assets of Day-timer Digital                  -              (250,000)                  (250,000)
  Purchases of property and equipment                       (11,168)             (940,119)                (1,419,637)
  Capitalized software development costs                    (15,636)             (741,081)                (1,428,909)
                                                       -------------  --------------------  -------------------------
            Net cash used in investing activities           (26,804)           (1,931,200)                (3,098,546)
                                                       -------------  --------------------  -------------------------

CASH FLOWS FROM FINANCING ACTIVITIES:
  Proceeds from issuance of Redeemable Convertible
    Preferred Stock                                               -             3,870,512                  8,096,748
  Proceeds from issuance of Common Stock                                           10,647                     28,358
  Proceeds from Common Stock options exercised                1,126                73,188                     84,315
  Repurchase of Common Stock                                (16,763)              (72,840)                   (89,603)
  Repayment of shareholder notes receivable                  59,205               633,933                  1,192,264
  Payment on capital lease obligation                       (19,806)                    -                    (41,482)
  Proceeds from notes payable                               750,000               300,000                  2,300,000
  Payment on notes payable                                        -              (250,000)                  (250,000)
                                                       -------------  --------------------  -------------------------
            Net cash provided by financing activities       773,762             4,565,440                 11,320,600
                                                       -------------  --------------------  -------------------------

Net increase (decrease) in cash and cash equivalents       (344,915)           (1,038,486)                    36,522

Cash and cash equivalents at beginning of period            381,437             1,589,447                          -
                                                       -------------  --------------------  -------------------------

Cash and cash equivalents at end of period             $     36,522   $           550,961   $                 36,522
                                                       =============  ====================  =========================

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE UNAUDITED INTERIM CONSOLIDATED FINANCIAL STATEMENTS.

QUAARTZ  INCORPORATED
A  DEVELOPMENT  STAGE  COMPANY)
NOTES  TO  CONSOLIDATED  FINANCIAL  STATEMENTS
--------------------------------------------------------------------------------
QUAARTZ, INC. ( A DEVELOPMENT STAGE COMPANY ) NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS ( UNAUDITED )

The condensed unaudited consolidated financial statements have been prepared by Quaartz, Inc., a Delaware company, (the "Company"), pursuant to the rules and regulations of the Securities and Exchange Commission ("SEC"). Certain information and footnote disclosures normally included in consolidated financial statements prepared in accordance with accounting principles generally accepted in the United States of America have been condensed or omitted pursuant to such rules and regulations. However, the Company believes that the disclosures are adequate to make the information presented not misleading. These condensed unaudited consolidated financial statements should be read in conjunction with the consolidated financial statements and the notes included hereto as Exhibit
99.3 on Amendment No. 1 to Form 8-K for the period from April 30, 1999 (date of inception) through September 30, 1999 and the year ended September 30, 2000.

The condensed unaudited consolidated financial statements reflect all adjustments (which include only normal, recurring adjustments) that are, in the opinion of management, necessary to state fairly the results for the periods presented. The results for such periods are not necessarily indicative of the results to be expected for the full year.

The preparation of condensed unaudited consolidated financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the condensed unaudited consolidated financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.


In conjunction with entering into an Agreement and Plan of Merger (`the Agreement') with Appiant Technologies, Inc ("Appiant"), under which the Company agreed to be acquired by Appiant, Appiant provided Quaartz with financing in order to meet the ongoing working capital requirements of Quaartz. At March 31, 2001, the Company had borrowed $771,000 under the arrangement and subsequently borrowed an additional $443,000 until the date of acquisition.


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